Exhibit
32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS
ADOPTED PURSUANT TO SECTION 906 OF
THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MotivNation Inc. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George R. Lefevre, CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 20, 2009                                                                           By:            /s/ George R. Lefevre
                                                                                                                                       George R. Lefevre CEO